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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated November 5, 1998 included in this Quarterly Report on Form 10-QSB for the Quarter Ended September 30, 1998.


                                              Welch & Associates

Nashville, Tennessee
November 13, 1998